                                                                   EXHIBIT 10.12
                                                                   -------------
                          PLAN AND AGREEMENT OF MERGER
                          ----------------------------

         THIS PLAN AND AGREEMENT OF MERGER (the "Agreement") dated as of February 22, 2000 among TELXON CORPORATION, a Delaware corporation ("Telxon"), META TECHNOLOGIES CORPORATION, a Delaware corporation and a wholly-owned subsidiary of Telxon ("MetaTechnologies"), and METANETICS CORPORATION, a Delaware corporation ("Metanetics").

         WHEREAS, Telxon is party to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of January 19, 2000, with Accipiter Corporation and Accipiter II, Inc. (together, the "Minority Stockholders") providing for the acquisition by Telxon, directly or through its subsidiaries, of all of the stock held by the Minority Shareholders in Metanetics based upon an agreed value for Metanetics' Common Stock of $6.73 per share (the "Agreed Value") and effected either as an outright purchase of such shares by Telxon or in such manner intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, upon which the parties may agree;

         WHEREAS, as contemplated by the Stock Purchase Agreement, Telxon is entering into a stock purchase agreement (the "Stock Acquisition Agreement") with the persons listed on the attached Schedule I (the "Other Shareholders") providing for the cash purchase by Telxon of all of the Metanetics stock held by such other persons at the Agreed Value, less any indebtedness owed by such persons in respect of such stock;

         WHEREAS, Telxon has retained and received an opinion from a financial advisor to the effect that the Agreed Value at which Telxon is acquiring Metanetics' Common Stock is fair, from a financial point of view, to Telxon;

         WHEREAS, as contemplated by the Stock Purchase Agreement, the merger of Metanetics with and into MetaTechnologies in accordance with the laws of the State of Delaware (the "Merger") provided for in this Agreement is being undertaken as the agreed alternative structure for effecting Telxon's acquisition of the Metanetics Common Stock of the Minority Shareholders; and

         WHEREAS, the respective Boards of Directors of Telxon, MetaTechnologies and Metanetics, and the shareholders of Metanetics have approved the Merger upon the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representation, warranties and agreements herein contained, the parties hereto agree as follows:



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         1. THE MERGER

                  1.1 THE MERGER. At the Effective Time, as defined below, subject to the terms and conditions of this Agreement, Metanetics shall be merged with and into MetaTechnologies in accordance with the laws of the State of Delaware with MetaTechnologies being the surviving corporation (the "Surviving Corporation") and the separate existence of Metanetics shall cease. At the Closing on the Closing Date, both as defined in Section 8.1, Metanetics and MetaTechnologies shall execute and deliver a certificate of merger substantially in the form attached hereto as Exhibit 1.1 (the "Certificate of Merger"). The merger shall be effective when the Certificate of Merger shall have been accepted for filing by the Secretary of State of the State of Delaware, which filing shall be made as promptly as practicable following the Closing (as defined below). When used in this Agreement, the term "Effective Time" shall mean the time on the date as of which the Certificate of Merger shall have been so accepted for filing in the State of Delaware.

                  1.2 THE SURVIVING CORPORATION. At the Effective Time, the name of MetaTechnologies shall, as provided in the Certificate of Merger, be changed to and become "Metanetics Corporation", and its corporate existence shall thereafter continue under the laws of the State of Delaware. By virtue of the Merger, at the Effective Time, all the rights, privileges, powers, immunities and franchises, public or private, of Metanetics and MetaTechnologies, and all the property, real, personal and mixed, and all debts due on whatever account to either of them, including subscriptions to shares, and all other choses in action of Metanetics and MetaTechnologies, shall vest in and become the property of the Surviving Corporation without further act or deed, and the Surviving Corporation shall be deemed to have assumed and shall be responsible and liable for all the liabilities and obligations of Metanetics and MetaTechnologies in the same manner and to the same extent as if the Surviving Corporation had itself incurred such liabilities and obligations. A claim existing or action or proceeding pending by or against Metanetics or MetaTechnologies may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place; and the rights of creditors and liens upon the property of Metanetics or MetaTechnologies shall not be impaired by the Merger.

                  1.3 CONTINUATION OF BUSINESS. The Surviving Corporation shall, after the Effective Time, continue the businesses of Metanetics and MetaTechnologies with the assets of both of such constituent corporations.

                  1.4 CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION. The Certificate of Incorporation of MetaTechnologies in effect immediately prior to the Effective Time shall, from and after

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the Effective Time be the Certificate of Incorporation of the Surviving
Corporation until thereafter altered, amended or repealed in accordance with law.

                  1.5 BY-LAWS OF THE SURVIVING CORPORATION. The By-Laws of MetaTechnologies in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation until thereafter altered, amended or repealed in accordance with law.

                  1.6 DIRECTORS AND OFFICERS OF SURVIVING CORPORATION. The directors of MetaTechnologies immediately prior to the Effective Time shall be the directors of the Surviving Corporation. As of and from and after the Effective Time the officers of the Surviving Corporation shall be the persons set forth on Exhibit 1.6 attached hereto. Each of such directors and officers shall hold office until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by law.

                  1.7 CONSIDERATION FOR OR CANCELLATION OF METANETICS STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                           (a) All of the shares of the Voting Common Stock, par
value $.01 per share, of Metanetics (the "Metanetics Common Stock"), other than the Pre-Existing Parent Investment and any shares of Metanetics Common Stock held in the treasury of Metanetics (the holders of Metanetics Common Stock other than Metanetics (as to the shares held in its treasury) and the holder(s) of the Pre-Existing Parent Investment being collectively referred to as the "Minority Shareholders"), shall be converted into the right to receive the following consideration, based upon the Agreed Value of the Metanetics Common Stock: (i) the forgiveness and cancellation of the indebtedness owed by the respective Minority Shareholders as set forth on Schedule 1.7 hereto (the "Cancelled Indebtedness"); and (ii) an aggregate of Four Hundred Seventy-Seven Thousand Seven Hundred Ninety (477,790) shares of restricted Common Stock, par value $.01 per share, of Telxon ("Telxon Common Stock" or the "Merger Consideration"), which shall be allocated among the Minority Shareholders based upon the Agreed Value of their respective holdings of Metanetics Common Stock prior to the Merger, less their respective amounts of Cancelled Indebtedness, as set forth on
Schedule 1.7. The shares of Telxon Common Stock issued to the Minority Stockholders shall bear the following restrictive legend:

         The Shares of Common Stock represented by this Certificate have not been registered under the Securities Act of 1933 and may not be sold, assigned, transferred, pledged or hypothecated unless (A) the same shall first have been registered or received such other regulatory approval or been described in any such regulatory filing as may be required


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         under applicable law or (B) the issuer shall have received an opinion of counsel that an exemption from such registration or other regulatory requirement is available with respect to such transaction.

                           (b) Each of the shares of Metanetics Common Stock
evidencing the Pre-Existing Parent Investment shall be cancelled as of the Effective Time without the payment of any consideration therefor.

                           (c) Each share of capital stock of MetaTechnologies
issued and outstanding immediately prior to the Effective Time shall remain outstanding after the Effective Time and continue to constitute one (1) fully paid and nonassessable share of Common Stock, no par value, of the Surviving Corporation.

                  1.8 NO FURTHER RIGHTS OR TRANSFERS. At and after the Effective Time, each holder of Metanetics Common Stock outstanding immediately prior to the Effective Time entitled to receive Merger Consideration pursuant to Section
1.7 (the "Minority Shareholders", which terms does not include the holder(s) of the Pre-Existing Parent Investment) shall cease to have any rights as a shareholder of Metanetics, except for the right to receive its allocable portion of the Merger Consideration in exchange for its certificate or certificates for and in cancellation of such Metanetics Common Stock. The stock transfer books of Metanetics shall be closed as of the Effective Time, and there shall be no further registration of transfers on the stock transfer books of Metanetics Common Stock thereafter.

                  1.9 INVESTMENT PURPOSE; REGISTRATION OF TELXON COMMON STOCK. As a condition to its right to receive the Merger Consideration and the cancellation and forgiveness of its Cancelled Indebtedness, each Minority Shareholder to receive Telxon Common Stock in exchange for its Metanetics Common Stock pursuant to Section 1.7 will be required to execute and deliver at or prior to the Closing an agreement ("Investment and Registration Rights Agreement"), substantially in the form attached as Exhibit 1.9, representing to Telxon that, inter alia, such shareholder is acquiring the Telxon Common Stock to be issued to it for its own account for investment purposes and not with a view to a distribution thereof. The Investment and Registration Rights Agreement will also contain certain representations of the Minority Shareholders confirming their good and unencumbered title to their Metanetics Common Stock being surrendered in the Merger, the certificates for which shall be delivered to Telxon at the Closing, as well as certain covenants and agreements on behalf of the Minority Stockholder with respect to the registration of the Telxon Common Stock with the United States Securities and Exchange Commission which, as a signatory to the Investment and Registration Rights Agreement, Telxon agrees, as more fully set forth in the Investment and Registration Rights Agreement, to use its best efforts to effect. Telxon hereby



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confirms that it will enter into the Investment and Registration Rights
Agreement in the form attached hereto for purposes of agreeing to the undertakings set forth therein with respect to its registration of the Telxon Common Stock as well as to make certain representations set forth therein. MetaTechnologies and Metanetics also agree to enter into the Investment and Registration Rights Agreement for purposes of making certain representations set forth therein.

                  1.10 PAYMENTS IN RESPECT OF STOCK OPTIONS. Each of the Metanetics directors, officers and employees listed on the attached Schedule
1.10 (collectively, the "Optionees") as holding currently outstanding options for the purchase of Metanetics Common Stock currently outstanding under the Metanetics 1996 Stock Option Plan, as amended (the "Stock Option Plan"), or as having been previously granted options for the purchase of Metanetics Common Stock which have subsequently been cancelled and rescinded (all of the outstanding or cancelled and rescinded grants listed on Schedule 1.10 being collectively referred to as "Stock Options"), at the respective exercise prices indicated on Schedule 1.10 shall be entitled to receive from the Surviving Corporation a cash payment (less applicable withholding taxes, if any) equal to the product obtained by multiplying (i) the excess of the Agreed Value over the exercise price per share shown opposite his of her name on Schedule 1.10 by (ii) the number of shares shown opposite his or her name on Schedule 1.10. Such payments shall be made by the Surviving Corporation, and Telxon hereby agrees to cause the same to be so made, within five (5) business days after the consummation of the merger whereby Cisco Systems, Inc. is acquiring Telxon's former Aironet Wireless Communications, Inc. subsidiary and through which Telxon's continuing substantial minority interest will be taken out along with the rest of the Aironet stockholders (the "Aironet/Cisco Transaction").

                           (a) The right of each Optionee to receive the cash
payment to which he or she is entitled shall not be affected by the termination or expiration of the Optionee's employment or directorship with Metanetics or, as the successor to Metanetics' business, the Surviving Corporation prior to the date for payment thereof to him or her, except that an Optionee who, as reasonably determined by the Board of Metanetics (or after the Merger, of the Surviving Corporation) or an appropriate committee of such Board, commits an act of Misconduct or Prohibited Conduct (as such terms are defined in the Stock Option Plan) shall by reason of such conduct forfeit, and shall not be entitled to receive, such cash payment, and the provisions of Section 16 of the Stock Option Plan shall apply to each Optionee receiving such cash payment with the same force and effect as if he or she had received and exercised an option under the Stock Option Plan and disposed of the stock acquired through such exercise.

                           (b) As a condition to his or her right to receive the
cash payment described above in this Section 1.10, each Optionee shall be required to sign and deliver at or prior to the Closing an



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agreement ("Option Settlement Agreement"), substantially in the form attached as
Exhibit 1.10, acknowledging and agreeing that, inter alia, such cash payment shall constitute payment in full for any and all rights which he or she may have with respect to the Optionee's Stock Option(s) and that from and after the consummation of the Merger the Optionee shall have no rights with respect to his or her Stock Option(s) except for the right to receive such cash payment. Telxon and MetaTechnologies agree to join as signatories to the Option Settlement Agreement for purposes of confirming their promise to pay or cause to be paid the cash settlement payments provided for in this Section 1.10.


         2. REPRESENTATIONS AND WARRANTIES OF METANETICS.

         Metanetics represents and warrants to Telxon and MetaTechnologies as follows:

                  2.1 DUE INCORPORATION AND AUTHORITY. Metanetics is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and lawful authority to own, lease and operate its assets and properties and to carry on its business as now being conducted.
                  2.2 TITLE TO OUTSTANDING STOCK. The Minority Shareholders named in Schedule 1.7 constitute all of the record and beneficial owners of Metanetics Common Stock (other than the Pre-Existing Parent Investment, the shares being acquired by Telxon pursuant to the Stock Acquisition Agreement and shares held in Metanetics treasury) as of the date hereof, and, to the best knowledge of Metanetics, each such shareholder has good, valid and marketable title to its holdings of Metanetics Common Stock, free and clear of any lien, pledge, security interest, adverse claim or right, charge, covenant, restriction, voting trust or similar arrangement, equity or other encumbrance of any nature whatsoever, except such restrictions on transfer as may be imposed by the securities laws of the United States or of any State. All of the outstanding shares of Metanetics Common Stock are duly authorized and are validly issued, fully paid and nonassessable, except to the extent of the indebtedness originally owed to Metanetics as listed on Schedule 1 or Schedule 1.7. No shares of any other class of Metanetics capital stock is issued or outstanding.

                  2.3 OPTIONS OR OTHER RIGHTS. Except as disclosed on Schedule
1.7 and 1.10, there are no outstanding rights, subscriptions, warrants, calls, unsatisfied preemptive rights, options or other agreements of any kind entitling any person or entity to purchase or otherwise to receive from Metanetics any of the outstanding, authorized but unissued, unauthorized or treasury shares of the capital stock or any other security of Metanetics, and there is no outstanding security of any kind convertible into such capital stock.



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                  2.4 AUTHORITY TO EXECUTE AND PERFORM AGREEMENT. Metanetics has
the full legal right and power and all authority and approvals required to enter into, execute and deliver this Agreement and the Certificate of Merger and to perform fully Metanetics obligations thereunder, except for the approval and adoption of this Agreement and the Merger by the Shareholders of Metanetics in accordance with applicable provisions of Delaware law. This Agreement has been duly executed and delivered by Metanetics and is the valid binding obligation of Metanetics enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights, or by limitations or the availability of the remedy of specific performance or injunctive relief. The execution and delivery by Metanetics of this Agreement and the Certificate of Merger, the consummation of the transactions contemplated hereby and thereby, and the performance by Metanetics of this Agreement and the Certificate of Merger in accordance with their respective terms and conditions thereof, will not (i) require the approval or consent of any governmental or regulatory body or the approval or consent of any other person, except for the approval and adoption of this Agreement and the Merger by the Shareholders of Metanetics in accordance with applicable provisions of Delaware law (the approval of the foregoing by the Board of Directors of Metanetics having been obtained); or (ii) result in the creation of any lien or other encumbrance on any Metanetics Common Stock or on any assets or properties of Metanetics.

                  2.5 NO AGREEMENTS AFFECTED BY THE MERGER. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, except as expressly contemplated by this Agreement, (i) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of Metanetics, (ii) materially increase any benefits otherwise payable by Metanetics or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

                  2.6 NO BREACH. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not
(i) violate, conflict with or result in the breach of any provision of the Certificate of Incorporation or Bylaws of Metanetics; (ii) violate or result in the breach of any of the terms of, result in a material modification of, or otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any material contract or other agreement to which Metanetics is a party or by or to which it or any of its assets or properties may be bound or subject; (iii) violate any order, writ, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Metanetics or any of its assets or properties; (iv) violate any statute, law or regulation of any jurisdiction, which violation could have a material adverse effect on the condition of Metanetics; or (v) violate or result in the revocation or suspension of any governmental license, permit, order or approval of, or registration



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with, any governmental or regulatory body that is material to the conduct of
Metanetics business as presently conducted.

                  2.7 ACTIONS AND PROCEEDINGS. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against Metanetics, or actions, suits or claims or legal, administrative or arbitral proceedings or investigations pending or, to the best knowledge of Metanetics, threatened, against or involving Metanetics or any of its properties or assets or, to the best knowledge of Metanetics and its subsidiaries, any of their respective directors or officers (in their capacities as such), that would prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

                  2.8 RECORDS COMPLETE. The corporate records of Metanetics contain and at the Closing Date will contain, in all material respects, a true and complete record of all meetings and actions of its shareholders and directors and of all share transfers that have occurred since the formation of Metanetics.

                  2.9 BROKERS' AND FINDERS' FEES. Metanetics has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

                  2.10 REPRESENTATIONS AND WARRANTIES ON CLOSING DATE. The representations and warranties contained in this Article 2 shall be true in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

         3.0 REPRESENTATIONS AND WARRANTIES OF TELXON AND METATECHNOLOGIES. Telxon and MetaTechnologies represent and warrant to Metanetics as follows:

                  3.1 DUE INCORPORATION. Each of Telxon and MetaTechnologies is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own, lease and operate its assets and business and to carry on its business as now being and as heretofore conducted.

                  3.2 AUTHORITY TO EXECUTE AND PERFORM AGREEMENT. Each of Telxon and MetaTechnologies has the full legal right and power and all authority and approvals required to enter into,



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

execute and deliver this Agreement and the Certificate of Merger, and to perform fully its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by each of Telxon and MetaTechnologies. This Agreement is the valid and binding obligation of each of Telxon and MetaTechnologies enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights, or by limitations on the availability of the remedy of specific performance or injunctive relief. The execution and delivery by each of Telxon and MetaTechnologies of this Agreement (and the Certificate of Merger by MetaTechnologies), the consummation of the transactions contemplated hereby, and the performance by Telxon and MetaTechnologies of this Agreement (and the Certificate of Merger by MetaTechnologies) in accordance with the terms and conditions hereof, will not (i) require the approval or consent of any governmental or regulatory body or the approval or consent of any other person, except the Boards of Directors of Telxon and MetaTechnologies, which approvals have been obtained; or (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under, any certificate of incorporation, by-law, statute, regulation, order, judgment or decree of or applicable to Telxon and MetaTechnologies or any instrument, contract or other agreement to which Telxon or MetaTechnologies is a party or by or to which Telxon or MetaTechnologies or any of their respective properties is bound or subject.

                  3.3 TELXON COMMON STOCK. The shares of Telxon Common Stock to be issued to the Minority Shareholders as provided in Section 1.7 have been duly and validly authorized; have been duly reserved for issuance; and, when issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. No further approval or authority of the stockholders or the Board of Directors of either Telxon or MetaTechnologies will be required for the issuance of the Telxon Common Stock as contemplated by this Agreement.

                  3.4 REPRESENTATIONS AND WARRANTIES ON CLOSING DATE. The representations and warranties contained in this Article 3 shall be true in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

         4.0 COVENANTS. Telxon, MetaTechnologies and Metanetics covenant with one another as follows:

                  4.1 CONDUCT OF BUSINESS. From the date hereof through the Closing Date, Metanetics shall conduct its business solely in the ordinary course.



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                  4.2 CONTINUED EFFECTIVENESS OF REPRESENTATIONS AND WARRANTIES
OF METANETICS. From the date hereof through the Closing Date, Metanetics shall conduct its business in such manner so that the representations and warranties contained in Section 2 shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date; and Telxon and MetaTechnologies shall conduct their respective affairs in such manner so that the representations and warranties on their respective parts contained in
Section 3 shall continue to be true and correct on and as of the Closing Date as if made on and as of the Closing Date. Each party shall give prompt notice to the others of (i) any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of any representation, warranty or covenant on its part contained in this Agreement, or (ii) any event, occurrence, transaction or other item which would have been required to have been disclosed on any attachment hereto or document or other statement delivered hereunder, had such event, occurrence, transaction or item existed on the date hereof.

                  4.3 SHAREHOLDER APPROVAL. Metanetics shall use its best efforts to promptly convene a special meeting of its shareholders, or obtain unanimous written consent resolutions of its shareholders, pursuant to which special meeting or unanimous written consent resolutions the shareholders of Metanetics shall approve this Agreement.

                  4.4 EXPENSES. The parties to this Agreement shall, except as otherwise specifically provided herein, bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants.

                  4.5 FURTHER ASSURANCES. Before and after the Closing, each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing.

         5.0 CONDITIONS PRECEDENT TO THE OBLIGATION OF TELXON AND
METATECHNOLOGIES TO CLOSE. The obligation of each of Telxon and MetaTechnologies to enter into and complete the Closing and consummate the transactions contemplated hereby is subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by it:

                  5.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of Metanetics contained in this Agreement shall be true in all material respects on and as of the



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

Closing Date with the same force and effect as though made on and as of the Closing Date. Metanetics shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Metanetics on or prior to the Closing Date.

                  5.2 ACQUISITION OF METANETICS COMMON SHARES OF OTHER SHAREHOLDERS. Prior to the Closing, Telxon shall have consummated its acquisition pursuant to the Stock Acquisition Agreement of all Metanetics Common Shares held by the Other Shareholders and, under the terms of the Stock Acquisition Agreement or otherwise, such Other Shareholders shall have waived in writing any and all rights they may have under the Amended and Restated Shareholder Agreement, dated as of March 28, 1996 by and among Metanetics and its stockholders, as amended, with respect to the disposition by the Minority Shareholders of their Metanetics Common Shares as provided in the Stock Purchase Agreement as implemented by this Agreement.

                  5.3 UNDERTAKINGS BY MINORITY SHAREHOLDERS. Prior to or simultaneously with the Closing, each of the Minority Shareholders who are to receive Telxon Common Stock by virtue of the Merger as provided in Section 1.7 and Metanetics shall have executed and delivered the Investment and Registration Rights Agreement substantially in the form attached as Exhibit 1.9.

                  5.4 UNDERTAKINGS BY OPTIONEES. Prior to or simultaneously with the Closing, each of the Optionees who are to receive a cash payment in settlement of their Stock Options as provided in Section 1.10 shall have executed and delivered an Option Settlement Agreement substantially in the form attached as Exhibit 1.10.

                  5.5 SHAREHOLDER APPROVAL; DISSENTERS' RIGHTS. Prior to or simultaneously with the Closing, Metanetics shall have obtained the unanimous approval or consent of its shareholders approving and adopting this Agreement, and no such shareholder shall have exercised or threatened to exercise dissenters' rights.

                  5.6 NO INJUNCTIONS OR OTHER LEGAL PROCEEDINGS. No order, judgment, injunction, award or decree shall have been entered by any court, arbitrator or governmental or regulatory body, and no action, suit or claim or legal, administrative or arbitral proceeding or investigation shall be pending, that would or seeks to prevent, enjoin, alter or materially delay the Merger or any other transaction contemplated by this Agreement or the continuation of the ordinary course of Metanetics' business by the Surviving Corporation following the consummation of the Merger .


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

         6.0 CONDITIONS PRECEDENT TO THE OBLIGATION OF METANETICS TO CLOSE.

                  6.1 REPRESENTATIONS AND COVENANTS. The representations and warranties of Telxon and MetaTechnologies contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Telxon and MetaTechnologies shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

                  6.2 SHAREHOLDER APPROVAL. The unanimous approval of the shareholders of Metanetics referred to in Sections 2.4, 4.3 and 5.5 hereof shall have been obtained.

                  6.3 ACQUISITION OF OTHER MINORITY SHARES. Prior to the Closing, Telxon shall have consummated its acquisition of all Metanetics Common Shares held by persons or entities other than the Minority Shareholders or Telxon or any of its subsidiaries pursuant to the Stock Acquisition Agreement.

                  6.4 UNDERTAKINGS BY TELXON AND METATECHNOLOGIES. Prior to or simultaneously with the Closing, Telxon and MetaTechnologies shall each have executed and delivered the Investment and Registration Rights Agreement substantially in the form attached as Exhibit 1.9 and an Option Settlement Agreement substantially in the form attached as Exhibit 1.10 with each of the Optionees who are to receive a cash payment in settlement of their Stock Options as provided in Section 1.10.

                  6.5 NO INJUNCTIONS. No order, judgment, injunction, award or decree shall have been entered by any court, arbitrator or governmental or regulatory body which would enjoin or otherwise prevent the consummation by Metanetics of the Merger or any other transaction contemplated by this Agreement on its part to be performed.


         7.0 CLOSING, TERMINATION, AMENDMENT AND WAIVER.

                  7.1 CLOSING. The closing of the Merger (the "Closing") shall be held on or about February 22, 2000 at such time ("Closing Date") and place as the parties may agree.

                  7.2 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the shareholders of Metanetics:



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

                           (a) By the mutual consent of Telxon, MetaTechnologies
and Metanetics as authorized by their respective Boards of Directors;

                           (b) By the Board of Directors of any of Telxon,
MetaTechnologies or Metanetics if the Closing does not occur within the period permitted for the consummation of the Merger by the terms of Section 5 of the Stock Acquisition Agreement;

                           (c) By the Board of Directors of either Telxon or
MetaTechnologies if the shareholders of Metanetics (other than Telxon or any Telxon subsidiary) fail to adopt and approve this Agreement and the Merger as of the time scheduled for the Closing;

                           (d) By the Board of Directors of Metanetics if the
shareholders of Metanetics fail to adopt and approve this Agreement and the Merger as of the time scheduled for the Closing;

                           (e) By the Board of Directors of either Telxon or
MetaTechnologies if Metanetics fails to perform in any material respect any of its obligations under Sections 4.1 and 4.3 of this Agreement;

                           (f) By the Board of Directors of any of Telxon,
MetaTechnologies or Metanetics if a court of competent jurisdiction or a governmental regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger or any of the other transactions contemplated by this Agreement;

                  7.3 EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in 7.2 above, this Agreement shall forthwith become void and have no effect, and there shall be no liability on the part of Telxon, MetaTechnologies or Metanetics or their respective officers, directors, shareholders or advisors, except to the extent of any obligation the parties have to pay their respective expenses incurred in connection with this Agreement and except in respect of any liability for breach of this Agreement.

                  7.4 AMENDMENT. This Agreement may be amended by the parties hereto by action taken by all of their respective Boards of Directors at any time before or after approval hereof by the shareholders of Metanetics but, after any such approval, no amendment shall be made which reduces the amount of Merger Consideration or Cancelled Indebtedness or in any way materially adversely affects the rights of the Minority Shareholders without the further approval of the Minority Shareholders. This Agreement may not be amended except by an instrument in writing, signed on behalf of each of the parties hereto.

                  7.5 WAIVER. Any term or provision of this Agreement (other than the requirement for shareholder approval of the Merger by Metanetics' Shareholders) may be waived in writing at any time by the party that is entitled to the benefits of the waived term or provision.

         8. NOTICES. Any notice required hereunder shall be in writing and shall be deemed to have been given upon receipt, or if sent by facsimile transmission, upon confirmation of transmission, or if sent by overnight courier, the first business day after timely deposit with the courier for next business day delivery as follows:

         To Telxon:                         Telxon Corporation
         ----------                         3330 West Market Street
                                            Akron, OH 44333
                                            Attn:  Legal Department
                                            Fax Number:  330-664-2009

         To MetaTechnologies:               Meta Technologies Corporation
         --------------------               c/o Telxon Corporation
                                            3330 West Market Street
                                            Akron, OH 44333
                                            Attn:  Legal Department
                                            Fax Number:  330-664-2009

         To Metanetics:                     Metanetics Corporation
         --------------                     22310 20th Ave., S.E.
                                            Suite 100
                                            Bothell, WA 98021
                                            Attn:  President
                                            Fax Number:  425-806-7560

or to such other address of which any party may notify the other parties provided in accordance with this Section 8.

         9. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and no representations or promises except those set forth herein have been made to induce any party to enter into this Agreement.

         10. CONSTRUCTION. Except to the extent that the Merger is governed by the laws of the State of Delaware, this Agreement shall be governed by and construed in accordance with the laws of the state of Ohio, without regard to its conflict of laws principles, except that the terms of this Agreement shall be interpreted according to their plain meaning and not strictly for or against any party.

         11. DISPUTES. The parties will attempt in good faith to resolve any controversy arising out of or relating to this Agreement. Any litigation relating to this Agreement shall be brought by the parties in the courts, state or federal, sitting in Summit County, Ohio, and in no other forum.

         12. EXECUTION IN COUNTERPARTS.This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13. SUCCESSORS AND ASSIGNS. This Agreement and the parties' respective rights and obligations hereunder shall be binding upon and inure to the benefit of the respective successors and assigns, provided, however, that no party shall assign any of its rights or obligations hereunder to any third party without the prior written consent of the other parties. The provisions of this Agreement are intended for the benefit of the parties hereto, and no third party shall be entitled to enforce or rely upon the provisions of this Agreement except as provided by applicable law.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   TELXON CORPORATION

                                   By: /s/ John W. Paxton, Sr.
                                      ------------------------------------------

                                   Title:  CEO
                                         ---------------------------------------


                                   META TECHNOLOGIES CORPORATION



                                   By:  /s/ W.M. McGee
                                      ------------------------------------------
                                   Title: VP/CFO
                                         ---------------------------------------


                                   METANETICS CORPORATION



                                   By: /s/ Andrew Meyerson
                                      ------------------------------------------
                                   Title: Pres.
                                         ---------------------------------------








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